UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest Event Reported) January 4, 2006

                              EXECUTE SPORTS, INC.
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                 (Name of Small Business Issuer in its charter)

                                NEVADA 33-125868
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        (State or other jurisdiction of (IRS Employer Identification No.)
                         incorporation or organization)

               1284 Puerta del Sol Suite 150 San Clemente CA 92673
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               (Address of principal executive offices) (Zip Code)

                    Issuer's Telephone Number (858) 518-1387
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                       Issuer's Fax Number (858) 279-1799
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Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

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Item 1.01.              Entry into a Material Definitive Agreement.

On January 2, 2006, the Board of Directors of Execute Sports, Inc. approved the Execute Sports 2006 Non-Employee Directors' Stock Incentive Plan, subject to shareholder approval. A copy of the Execute Sports 2006 Non-Employee Directors' Stock Incentive Plan is filed as Exhibit 10.1 to this report and is hereby incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(c) Exhibits.
       10.1     Execute Sports 2006 Non-Employee Directors' Stock Incentive Plan